UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022 (May 24, 2022)

VOLTA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39508	35-2728007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 De Haro Street
San Francisco, CA 94103
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 264-2208

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	VLTA	New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	VLTA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 24, 2022, the Board of Directors (the “Board”) of Volta Inc. (the “Company”) approved one-time special awards of restricted stock units (the “RSU Awards”) to each of Brandt Hastings, the Company’s Interim Chief Executive Officer and Chief Revenue Officer, and Francois Chadwick, the Company’s Chief Financial Officer (each, an “Awardee”), pursuant to the Company’s 2021 Equity Incentive Plan (the “Plan”) and having a cash value of $500,000 and $400,000, respectively. The RSU Awards are subject to the following vesting schedule: 50% of the total number of shares subject to each RSU Award shall vest on May 24, 2023, and 1/8th of the total number of shares subject to each RSU Award shall vest on each quarterly (3-month) anniversary thereafter, subject to the Awardee continuing to be a Service Provider (as defined in the Plan) through each vesting date. Notwithstanding the foregoing, in the event that the Awardee is terminated by the Company without Cause (as defined in the Plan), vesting shall accelerate as to the lesser of (i) one-half of the total number of shares subject to the RSU Award and (ii) the total number of then-unvested shares subject to the RSU Award, effective as of immediately prior to such termination without Cause. Further, in the event that the Company experiences a Change in Control (as defined in the Plan) while the Awardee is a Service Provider, vesting shall accelerate such that 100% of the total number of shares subject to the RSU Award shall vest, effective as of immediately prior to the consummation of such Change in Control.

On May 24, 2022, the Board also approved providing to Brandt Hastings a stipend of $8,333 per month, effective as of April 15, 2022 and continuing until the later of (i) October 15, 2022 and (ii) such date that Mr. Hastings ceases to serve as the Company’s Interim Chief Executive Officer; provided, however, that each payment shall be subject to Mr. Hastings’s continued service with the Company through the applicable payment date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLTA INC.

By:	/s/ Francois P. Chadwick
Name: Francois P. Chadwick
Title: Chief Financial Officer
Date: May 31, 2022